UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  December 14, 2006
                                                  ------------------------------

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         New Jersey                   001-16197             22-3537895
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


158 Route 206, Peapack-Gladstone, New Jersey                        07934
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code    (908) 234-0700
                                                      --------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2006, the Compensation Committee of the Board of Directors of Peapack-Gladstone Financial Corporation (the "Corporation") exercised its discretion and authorized payment of a cash bonus to each named executive officers named below (collectively, the "Executives") in the following amounts:

     Frank A. Kissel, Chairman & CEO                              $ 37,322
     Craig C. Spengeman, President PGB Trust & Investments        $ 27,143
     Robert M. Rogers, President & COO                            $ 23,750
     Arthur F. Birmingham, Executive V.P. & CFO                   $ 20,358
     Garrett P. Bromley, Executive V.P. & Chief Credit Officer    $ 17,788

On December 14, 2006, the Corporation and each of the Executives entered into employment agreements (the "Agreements"). The Agreements are for a term of one year, effective January 1, 2007 and expiring on December 31, 2007. The Agreements are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5.

The Agreements provide, among other things, (i) for participation during the employment term in all compensation and employee benefit plans for which any salaried employees of the Corporation are eligible, (ii) current annual base salaries, and (iii) discretionary bonus payments determined by the Board of Directors in due course. The 2007 annual base salaries are as follows: $321,903 for Mr. Kissel, $234,111 for Mr. Spengeman, $204,847 for Mr. Rogers, $175,583 for Mr. Birmingham and $161,000 for Mr. Bromley.

If an Executive's employment is terminated pursuant to a Without Cause Termination (as such term is defined in the Agreements), the Corporation shall pay the Executive's base salary for a period of one year. In the event that the Corporation terminates the Executive's employment pursuant to a Termination for Cause (as such term is defined in the Agreements), permanent disability or death, or the Executive terminates his employment (whether or not pursuant to retirement), the Corporation shall pay the Executive any earned but unpaid base salary through the date of termination of employment. The Agreements also include certain non-compete provisions, which extend for one year following the Executive's termination of employment, and certain non-solicitation provisions, which extend for two years following the Executive's termination of employment. The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, which are filed as Exhibits hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

10.1 Executive Employment Agreement dated December 15, 2006 between the Corporation and Frank A. Kissel.
10.2 Executive Employment Agreement dated December 15, 2006 between the Corporation and Craig C. Spengeman.
10.3 Executive Employment Agreement dated December 15, 2006 between the Corporation and Robert M. Rogers.
10.4 Executive Employment Agreement dated December 15, 2006 between the Corporation and Arthur F. Birmingham.
10.5 Executive Employment Agreement dated December 15, 2006 between the Corporation and Garrett P. Bromley.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PEAPACK-GLADSTONE FINANCIAL CORPORATION


Dated:   December 20, 2006               By:   /s/ Arthur F. Birmingham
                                             ------------------------------
                                         Name:  Arthur F. Birmingham
                                         Title: Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

   Exhibit No.    Title
   -----------    -----

      10.1 Executive Employment Agreement dated December 15, 2006 between the Corporation and Frank A. Kissel.

      10.2 Executive Employment Agreement dated December 15, 2006 between the Corporation and Craig C. Spengeman.

      10.3 Executive Employment Agreement dated December 15, 2006 between the Corporation and Robert M. Rogers.

      10.4 Executive Employment Agreement dated December 15, 2006 between the Corporation and Arthur F. Birmingham.

      10.5 Executive Employment Agreement dated December 15, 2006 between the Corporation and Garrett P. Bromley.